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                                                                     Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Form 10-SB for Infinity Products, Inc., of our report dated March 1, 2001, relating to the December 31, 2000 financial statements of Infinity Products, Inc., which appears in such Registration Statement.


/s/ Siegel, Smith & Garber, LLP
-------------------------------
Siegel, Smith & Garber, LLP

Solana Beach, CA
May 10, 2001